                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2013

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1, 2 0 1 3

Van Eck VIP Trust

Van Eck VIP Emerging Markets Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of December 31, 2013, and are subject to change.

VAN ECK VIP TRUST

PRIVACY NOTICE

(unaudited)

At Van Eck Global (“Van Eck,” “we,” or “us”),1 we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain nonpublic personal information about you, including but not limited to your transaction history, account balances, payment history, name, Social Security number and address. This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, requests you submit through Van Eck websites, or other forms you submit to receive information from us, to process a transaction, or for any other purpose.

We share your nonpublic personal information with service providers, certain government agencies, and other nonaffiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, report to credit bureaus, or as otherwise required or permitted by law. Service providers may include, but are not limited to, transfer agents, custodians, and mailing providers. Our service providers are authorized to use nonpublic personal information only to provide the services for which we hire them; they are not permitted to use your information for other purposes.

We share your nonpublic personal information about your transactions and experiences with our affiliates (other Van Eck companies) for our affiliates’ everyday business purposes and marketing purposes.

We limit access to your nonpublic personal information to authorized employees with a need to know that information to provide products or services to you. To protect your nonpublic personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Federal law gives you the right to opt out of some but not all sharing. You may limit only (1) sharing for our affiliates’ everyday business purposes to the extent the information relates to your creditworthiness; (2) affiliates from using your information to market to you; and (3) sharing for nonaffiliates to market to you. We do not currently share information related to your creditworthiness with our affiliates or any personal information with nonaffiliates to market to you; if we choose to do so in the future, you will be given an opportunity to opt out of such sharing before any disclosure is made.

For more information or to limit the sharing of your information by Van Eck, please contact us at 1.800.826.2333.

[1]	Van Eck Funds, Van Eck VIP Trust, Market Vectors ETF Trust, Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corp., Van Eck Securities Corp. and affiliates.
1

VAN ECK VIP EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund (the “Fund”) advanced 12.02% for the 12 months ended December 31, 2013. The Fund substantially outperformed its benchmark index, the MSCI Emerging Markets (MSCI EM) Index1, which declined 2.27%. The MSCI EM Index is dominated by large-cap emerging market stocks. The Fund also notably outstripped the MSCI EM Small Cap Index2, which returned 1.35%, for the same period.

Most of the Fund’s substantial outperformance was, in short, attributable to our core philosophy and process. Our process constructs a diversified portfolio of exceptional companies with structural growth characteristics that can be bought at a reasonable price. We believe that it captures the secular development that represents the future of emerging markets; whereas emerging markets’ benchmarks and ETFs often include too many poorly managed companies and weak business models that are more typical of the emerging markets of the past.

Applying our core principle of bottom-up stock selection with its focus on “structural growth at a reasonable price” (SGARP), our stock selection during the 12-month period was effective across the board, but particularly in China, Russia, Taiwan, and South Korea, and across the consumer discretionary, industrial and technology sectors—where we found the most structural growth. At a country level, the Fund is currently overweight China, India, and the Frontier Markets, and underweight Brazil, Mexico, and the Southeast Asian markets. At a sector level, the Fund is currently overweight consumer discretionary and healthcare, and underweight utilities and telecommunications.

Overview

■	Outside of many of our Fund holdings, broad emerging markets overall had a very poor year and notably failed to participate in the re-rating enjoyed by many of the developed markets. The simple explanation is threefold. First, the likely effects of reduced monetary accommodation in the U.S. began to be priced in to the emerging markets. This put pressure on the externally dependent countries—India, Indonesia, South Africa, Turkey and Brazil. Second, the decreasing commodity intensity of the Chinese economy provided a headwind to the commodity-intensive economies, Brazil, Russia, and South Africa, and, indeed, to most emerging markets indices, which are heavily weighted in commodity companies. Third and finally, diminishing growth differentials, the dissipation of lingering concerns about peripheral Europe, and a very aggressive monetary policy in Japan, meant that developed markets remained favored destinations for equity flows throughout 2013. Many of these issues will continue into 2014, but we must emphasize again that our process tends to filter out cyclicality in favor of structural growth which, as it did in 2013, should persist in many areas of the emerging market complex regardless of these three negative pressures. Some examples of these growth trends would be the internet, private healthcare and education.
■	China, yet again, confounded the worst fears of the skeptics, with growth showing a mild acceleration in the second half of the year. We have learned over the years that controversy in China tends to result in opportunity, and this year was no exception. The Fund’s largest country attribution in 2013 was to investments in companies in China.
■	At yearend, expectations for global growth appeared somewhat brighter, but for the time being these seem confined to the developed world. This has certainly been reflected in the strong U.S. equity market. We remain vigilant for the effects of changes in global liquidity conditions and continue to select what we believe to be high quality companies in structural growth industries that have positive cash flows, strong balance sheets and can continue to grow, even when access to capital becomes more challenging.

Fund Review

Individual contributors to the Fund’s performance were well diversified across sectors. However, in country terms, stock selection was strongest in China, Russia, Taiwan, and South Korea, and among our various positions in Frontier Markets. By sector, consumer discretionary, industrials and technology topped the Fund’s positive attribution for the year. Being substantially underweight during the year in the materials and energy sectors further boosted the Fund’s relative results. We wrote last year of our significant concerns about what we felt were the expensive valuations of consumer staples stocks. Those concerns were well founded, and the Fund’s very low exposure in this space was also helpful in 2013.

2

Among the stronger individual contributors to the Fund’s results was South Korea-based consumer electronics giant Samsung Electronics (4.7% of Fund net assets†). While this was, once again, the Fund’s largest position at yearend, the Fund’s holding in the company was at a level reduced from that at the middle of the year as expectations for 2014 were tempered somewhat. During the course of the year, the Fund’s holdings in Samsung were wholly switched into the preferred shares. This class continues to trade at a very significant discount to the ordinary. Although there is a negative, in that the preferred shares do not have the same voting rights as the ordinary shares, the dividend is higher, and there is at least some chance that Samsung’s increasing cash pile may be used buy back the preferred shares. Another much smaller company that contributed significantly to the Fund’s performance was Galaxy Entertainment Group (1.2% of Fund net assets†), which is an exceptionally well-managed casino operator exposed to the structural growth theme of “Macau Gambling”. Its stock price more than doubled during the annual period.

The biggest individual detractors from the Fund’s relative results were Emlak Konut (0.7% of Fund net assets†), a well-managed real estate company in Turkey, which sold off because of the various issues Turkey is currently facing, and BR Properties (0.5% of Fund net assets†), an office real estate rental company in Brazil, which also disappointed, but which continues to offer very enticing multiples, and should perform well when the economy levels out.

The Fund’s country weights are a direct reflection of bottom-up stock picking combined with risk control. That said, from a country perspective, an underweighted exposure to Brazil, Mexico and the Southeast Asian countries helped the Fund’s results for the year. For example, Indonesia performed poorly during the 12-month period, partly because global liquidity and overheating forced its central bank to pursue policies to prevent inflation, which, in turn, hurt growth. One question that we have been asked following the summer’s “taper tantrums” is what our combined exposure is to countries that fared worst during that period. We are currently underweight in South Africa, Indonesia, and Brazil. In both Turkey and India we have a substantial number of holdings that we anticipate will actually benefit from local currency weakness.

Frontier Markets were notable outperformers relative to the benchmark in 2013. We have always included frontier countries in our investment universe, and we currently have positions in Nigeria, Georgia, Kazakhstan, and Saudi Arabia (which we consider frontier). In particular, our UAE healthcare names, NMC Healthcare (0.5% of Fund net assets†) and Al Noor Hospitals (0.4% of Fund net assets†) did well.

One country where we continue to be selectively optimistic is China. We are encouraged by the political will to make significant and necessary reforms and tackle corruption. Properly executed, such reforms should give China the chance to extend its strong growth momentum, but, more importantly, it should encourage what we consider to be better quality economic growth, that is, growth more focused on domestic demand. The Fund has benefitted substantially from stock selection in China in the last three years. Our active style allows us to target specifically the most appealing aspects of the Chinese growth story and avoid the unattractive, legacy companies that dominate the indices.

Outlook

We approach 2014 with cautious optimism. In our view, the global economy should continue to grow and heal. Monetary conditions are likely to remain accommodative, and valuations are increasingly attractive in relative terms historically. It is clear that emerging markets are deeply unfashionable and this, together with low expectations, establishes the conditions precedent for better performance. We believe that, while it would be naïve to expect the earnings growth that the consensus currently expects for emerging markets in 2014, there will be a better outcome this year. We also believe that the environment remains one that will benefit our particular strategy.

The Fund will continue to be an actively run strategy, driven by stock selection. We will continue to construct a robust, diversified portfolio that represents the long-term structural growth opportunities, and we will continue to resist the siren call of indices for “weightings” in inefficient companies that reduce tracking error, but which we believe would be a poor use of our shareholders’ capital. The Fund has the ability to invest in large-cap and mega-cap stocks where there is a well-priced story of structural growth. But it also has the luxury of being able to avoid many of the larger-capitalization names that tend to be in cyclical industries and/or may be subject to increased government involvement. In addition, we have both the experience and expertise to buy smaller-cap stocks which we believe to have great investment dynamics. Throughout 2014, we intend to continue to be relentless in our pursuit of attractive investments that deliver the embedded growth characteristics that are specific to emerging market countries.

3

VAN ECK VIP EMERGING MARKETS FUND

(unaudited)

Despite our concerns about certain persistent global issues (to which we have already referred), we believe we have constructed a portfolio of exceptional companies which we are confident can deliver strong growth in 2014, and beyond.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple	Angus Shillington
Portfolio Manager	Analyst

January 18, 2014

†	All Fund assets referenced are Total Net Assets as of December 31, 2013.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small-cap size segment.
4

TOP TEN EQUITY HOLDINGS*

December 31, 2013 (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 4.7%)

Samsung manufactures a wide range of consumer electronics, information technology and mobile communication products. Its semiconductor business manufactures a wide range of memory chips and system large scale integrated circuits.

Magnit OJSC
(Russia, 2.6%)

Magnit is a principally a food retailer and operates a chain of hypermarkets, conveniences stores and other formats.

Ezion Holdings Ltd.
(Singapore, 2.4%)

Ezion Holdings offers offshore marine logistics and support services, including liftboats and jack-up rigs.

Mediatek, Inc.
(Taiwan, 1.8%)

MediaTek is a fabless semiconductor company for wireless communications and digital multimedia solutions. The company provides SOC system solutions for wireless communications, high-definition TV, optical storage, DVD, and Blu-ray products.

Tencent Holdings Ltd.
(Hong Kong, 1.8%)

Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

Glenmark Pharmaceuticals Ltd.
(India, 1.8%)

Glenmark Pharmaceuticals is a company involved in the discovery new pharmaceutical products for a wide range of therapeutic segments, as well as the manufacture of generic products with the equivalence to branded formulations .

Great Wall Motor Co. Ltd.
(Hong Kong, 1.8%)

Great Wall Motor Company, through its subsidiaries, manufactures and sells pick-up trucks and sport-utility vehicles (SUVs) and cars in China under branded names. The company also researches and develops, and manufactures principal automotive parts and components for use in the assembly of pick-up trucks and SUVs.

Jeronimo Martins, SGPS S.A.
(Portugal, 1.6%)

Jeronimo Martins, through subsidiaries, distributes food in Portugal, Poland and Colombia. The company operates supermarkets and cash and carry stores in Portugal as well as retail stores in Poland and Colombia. Jeronimo Martins also manufactures various food products as well as provides services to the restaurant industry.

Genting Hong Kong Ltd.
(Hong Kong, 1.6%)

Genting Hong Kong operates cruise ships and cruise related activities under the companies’ brands. The company also operates in the land-based integrated leisure and entertainment complex sector in the Philippines.

Estacio Participacoes S.A.
(Brazil, 1.6%)

Estacio Participacoes provides post-secondary education services. The company’s network is comprised of university centers, colleges and distance learning units offering various traditional and technological undergraduate and post-graduate programs.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com
5

VAN ECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2013 (unaudited)

Average Annual Total Return 12/31/13	Fund Initial Class	MSCI EM
One Year	12.02%	(2.27)%
Five Year	23.90%	15.15%
Ten Year	12.61%	11.52%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Inception date for the Van Eck VIP Emerging Markets Fund was 12/21/95.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets (MSCI EM) Index, calculated with dividends reinvested, covers 2,700 securities in 21 markets that are currently classified as emerging market countries.

6

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Emerging Markets Fund

		Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period* July 1, 2013 - December 31, 2013
Initial Class	Actual	$1,000.00	$1,110.30	$6.65
	Hypothetical**	$1,000.00	$1,018.90	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2013), of 1.25% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
7

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

Number of Shares		Value

COMMON STOCKS: 86.5%
Austria: 1.1%
53,000	Erste Group Bank A.G. #	$1,847,601
Brazil: 5.7%
122,000	BB Seguridade Participacoes S.A.	1,266,928
208,000	BR Malls Participacoes S.A. #	1,500,212
103,000	BR Properties S.A. #	813,462
56,000	Brazil Hospitality Group S.A. * #	326,646
301,000	Estacio Participacoes S.A.	2,603,967
27,700	Guararapes Confeccoes S.A. #	1,228,720
131,000	Localiza Rent a Car S.A.	1,847,909
		9,587,844
China / Hong Kong: 26.5%
211,000	AIA Group Ltd. #	1,062,066
7,000	Baidu, Inc. (ADR) *	1,245,160
2,309,000	Baoxin Auto Group Ltd. #	2,255,076
3,229,608	Beijing Capital International Airport Co. Ltd. #	2,543,554
2,620,000	Boer Power Holdings Ltd. #	2,411,513
1,219,400	Brilliance China Automotive Holdings Ltd. #	1,988,628
2,730,000	China Hongqiao Group Ltd. #	1,883,256
1,810,000	China Medical System Holdings Ltd. #	1,938,185
1,482,000	China Singyes Solar Technologies Holdings Ltd. #	1,495,847
6,200,000	Franshion Properties China Ltd. #	2,149,473
218,000	Galaxy Entertainment Group Ltd. * #	1,962,710
6,157,000	Genting Hong Kong Ltd. (USD) * #	2,651,161
541,000	Great Wall Motor Co. Ltd. #	2,990,355
1,504,000	Greatview Aseptic Packaging Co. Ltd. #	889,079
1,057,000	Kunlun Energy Co. Ltd. #	1,868,405
17,149,635	REXLot Holdings Ltd. #	2,325,860
1,224,000	Sunac China Holdings Ltd. #	727,770
613,000	Techtronic Industries Co. #	1,749,988
47,600	Tencent Holdings Ltd. #	3,044,008
2,095,000	Termbray Petro-King Oilfield Services Ltd. * #	1,111,441
7,733,000	Tiangong International Co. Ltd. #	2,241,093
2,394,000	Xinyi Glass Holdings Ltd. #	2,120,839
500,000	Zhuzhou CSR Times Electric Co. Ltd. #	1,809,895
		44,465,362
India: 12.6%
93,400	Apollo Hospitals Enterprise Ltd. #	1,429,488
678,232	DEN Networks Ltd. * #	1,822,474
347,700	Glenmark Pharmaceuticals Ltd. #	3,000,305
66,000	HCL Technologies Ltd. #	1,351,936
102,300	Jammu & Kashmir Bank Ltd. #	2,385,755
53,500	Larsen & Toubro Ltd. #	928,240
979,000	Mundra Port & Special Economic Zone Ltd. #	2,463,587
116,400	Persistent Systems Ltd.	1,849,829
287,800	Phoenix Mills Ltd.	1,060,842
28,000	Strides Arcolab Ltd. #	162,766
73,000	Tech Mahindra Ltd. #	2,171,995
418,000	Yes Bank Ltd. #	2,509,993
		21,137,210
Indonesia: 0.4%
5,350,000	Express Transindo Utama Tbk PT * #	641,880
Number of Shares		Value

Israel: 0.1%
182,500	Queenco Leisure International Ltd. (GDR) * # § Reg S	$87,243
Malaysia: 0.9%
1,050,000	Sapurakencana Petroleum Bhd * #	1,572,931
Mexico: 0.9%
956,000	Credito Real S.A.B. de C.V.	1,468,798
Netherlands: 0.8%
100,000	Nostrum Oil & Gas LP (GDR) Reg S	1,300,000
Nigeria: 2.5%
12,990,000	Guaranty Trust Bank Plc #	2,213,322
267,672	Nestle Nigeria Plc	2,008,720
		4,222,042
Panama: 1.0%
10,800	Copa Holdings S.A. (Class A) (USD)	1,729,188
Peru: 1.1%
14,500	Credicorp Ltd. (USD)	1,924,585
Philippines: 0.8%
19,400,000	Megaworld Corp. #	1,421,961
Portugal: 1.6%
136,000	Jeronimo Martins, SGPS S.A. #	2,659,307
Russia: 4.3%
18,000	Eurasia Drilling Co. Ltd. (GDR) Reg S	810,000
15,500	Magnit OJSC #	4,362,373
767,000	Sberbank RF (USD) #	2,052,304
		7,224,677
Singapore: 2.4%
2,248,800	Ezion Holdings Ltd. #	3,968,115
South Africa: 1.2%
77,300	Aspen Pharmacare Holdings Ltd. #	1,982,523
South Korea: 6.4%
34,500	Cheil Worldwide, Inc. * #	900,594
81,900	GSretail Co. Ltd. #	2,174,682
6,730	Hyundai Mobis Co. Ltd. #	1,873,658
11,170	Hyundai Motor Co. #	2,507,293
2,470	LG Household & Health Care Ltd. #	1,284,363
39,740	Samsung Techwin Co. Ltd. #	2,051,837
		10,792,427
Switzerland: 1.5%
478,000	Glencore Xstrata Plc (GBP) * #	2,486,821
Taiwan: 5.9%
617,300	Chailease Holding Co. Ltd. #	1,630,159
157,000	Cleanaway Co. Ltd. #	1,025,510
125,000	GeoVision, Inc. #	788,875
206,400	MediaTek, Inc. #	3,076,367
160,000	Sinmag Equipment Corp. #	846,807
154,600	Wowprime Corp. #	2,570,299
		9,938,017
Thailand: 1.8%
48,000	Kasikornbank PCL #	229,442
338,000	Kasikornbank PCL (NVDR) (THB) #	1,615,651
2,701,000	Thai Beverage PCL (SGD) #	1,158,533
		3,003,626
Turkey: 0.7%
157,330	TAV Havalimanlari Holding A.S. #	1,132,734
United Arab Emirates: 0.9%
42,000	Al Noor Hospitals Group Plc (GBP) *	624,210
122,000	NMC Health Plc (GBP)	885,075
		1,509,285

See Notes to Financial Statements

8

Number of Shares		Value

United Kingdom: 4.4%
876,000	Afren Plc * #	$2,457,140
28,000	Bank of Georgia Holdings Plc #	1,110,871
1,235,312	Hirco Plc * # §	235,156
120,000	Ophir Energy Plc * #	651,672
1,489,690	Raven Russia Ltd. * #	1,960,294
627,000	Volga Gas Plc *	1,030,494
		7,445,627
United States: 1.0%
558,900	Samsonite International S.A. (HKD) #	1,697,429
Total Common Stocks (Cost: $119,940,209)		145,247,233
PREFERRED STOCK: 4.6%
South Korea: 4.6% (Cost: $6,021,953)
8,120	Samsung Electronics Co. Ltd. #	7,809,072
REAL ESTATE INVESTMENT TRUSTS: 1.3%
Mexico: 0.6%
536,000	TF Administradora Industrial, S. de R.L. de C.V. #	964,730
Turkey: 0.7%
1,230,000	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S. #	1,197,705
Total Real Estate Investment Trusts (Cost: $3,172,961)		2,162,435
Number of Shares		Value

WARRANTS: 2.7%
Luxembourg: 2.7%
73,900	Deutsche Bank AG, London Branch aXess Warrants (USD 0.00, expiring 12/01/14) * # (a)	$2,187,174
195,000	Deutsche Bank AG, London Branch aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	2,287,760
Total Warrants (Cost: $4,091,925)		4,474,934
MONEY MARKET FUND: 4.0% (Cost: $6,733,194)
6,733,194	AIM Treasury Portfolio - Institutional Class	6,733,194
Total Investments: 99.1% (Cost: $139,960,242)		166,426,868
Other assets less liabilities: 0.9%		1,505,310
NET ASSETS: 100.0%		$167,932,178

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar

(a)	Issue price $21.53. The security is linked to the performance of Herfy Food Services Co.
(b)	Issue price $8.53. The security is linked to the performance of The Saudi British Bank.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $138,037,969 which represents 82.2% of net assets.
§	Illiquid Security—the aggregate value of illiquid securities is $322,399 which represents 0.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

9

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of December 31, 2013 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Queenco Leisure International Ltd. (GDR)	07/03/2007	182,500	$3,490,971	$87,243	0.1%

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	4.0%	$6,611,170
Communications	4.2	7,012,236
Consumer Discretionary	1.3	2,187,174
Consumer, Cyclical	15.8	26,222,059
Consumer, Non-cyclical	22.0	36,647,154
Energy	6.5	10,802,083
Financial	21.4	35,636,840
Industrial	11.0	18,315,759
Technology	9.8	16,259,199
Money Market Fund	4.0	6,733,194
	100.0%	$166,426,868

The summary of inputs used to value the Fund’s investments as of December 31, 2013 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$—	$1,847,601	$—	$1,847,601
Brazil	5,718,804	3,869,040	—	9,587,844
China / Hong Kong	1,245,160	43,220,202	—	44,465,362
India	2,910,671	18,226,539	—	21,137,210
Indonesia	—	641,880	—	641,880
Israel	—	—	87,243	87,243
Malaysia	—	1,572,931	—	1,572,931
Mexico	1,468,798	—	—	1,468,798
Netherlands	1,300,000	—	—	1,300,000
Nigeria	2,008,720	2,213,322	—	4,222,042
Panama	1,729,188	—	—	1,729,188
Peru	1,924,585	—	—	1,924,585
Philippines	—	1,421,961	—	1,421,961
Portugal	—	2,659,307	—	2,659,307
Russia	810,000	6,414,677	—	7,224,677
Singapore	—	3,968,115	—	3,968,115
South Africa	—	1,982,523	—	1,982,523
South Korea	—	10,792,427	—	10,792,427
Switzerland	—	2,486,821	—	2,486,821
Taiwan	—	9,938,017	—	9,938,017
Thailand	—	3,003,626	—	3,003,626
Turkey	—	1,132,734	—	1,132,734
United Arab Emirates	1,509,285	—	—	1,509,285
United Kingdom	1,030,494	6,179,977	235,156	7,445,627
United States	—	1,697,429	—	1,697,429
Preferred Stock*	—	7,809,072	—	7,809,072
Real Estate Investment Trusts*	—	2,162,435	—	2,162,435
Warrants*	—	4,474,934	—	4,474,934
Money Market Fund	6,733,194	—	—	6,733,194
Total	$28,388,899	$137,715,570	$322,399	$166,426,868

*	See Schedule of Investments for security type and geographic country breakouts.

During the year ended December 31, 2013, transfers of securities from Level 1 to Level 2 were $4,483,304 and transfers from Level 2 to Level 1 were $2,370,750. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

10

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2013:

	Common Stocks
	Israel	United Kingdom
Balance as of December 31, 2012	$—	$—
Realized gain (loss)	—	(2,215,351)
Net change in unrealized appreciation (depreciation)	(20,879)	1,657,777
Purchases	—	—
Sales	—	(390,329)
Transfers in and/or out of level 3	108,122	1,183,059
Balance as of December 31, 2013	$87,243	$235,156

Transfers from Levels 1 and 2 to Level 3 resulted primarily from limited and suspended trading.

See Notes to Financial Statements

11

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets:
Investments, at value (Cost $139,960,242)	$166,426,868
Cash denominated in foreign currency, at value (Cost $1,842,076)	1,855,059
Receivables:
Shares of beneficial interest sold	259,748
Dividends	40,070
Total assets	168,581,745

Liabilities:
Payables:
Shares of beneficial interest redeemed	188,662
Due to Adviser	140,069
Deferred Trustee fees	36,177
Accrued expenses	284,659
Total liabilities	649,567
NET ASSETS	$167,932,178

Initial Class Shares:
Net Assets	$167,932,178
Shares of beneficial interest outstanding	11,267,305
Net asset value, redemption and offering price per share	$14.90

Net Assets consist of:
Aggregate paid in capital	$122,440,968
Net unrealized appreciation	26,449,987
Accumulated net investment loss	(97,403)
Accumulated net realized gain	19,138,626
$167,932,178

See Notes to Financial Statements

12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Income:
Dividends (net of foreign taxes withheld of $176,793)		$3,005,322

Expenses:
Management fees	1,681,451
Transfer agent fees	36,236
Custodian fees	208,822
Professional fees	45,273
Reports to shareholders	64,918
Insurance	4,112
Trustees’ fees and expenses	8,515
Interest	14,106
Other	2,443
Total expenses	2,065,876
Net investment income		939,446

Net realized gain (loss) on:
Investments (net of foreign taxes of $254,193)		23,232,258
Foreign currency transactions and foreign denominated assets and liabilities		(301,167)
Net realized gain		22,931,091

Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $231,012)		(4,664,053)
Foreign currency transactions and foreign denominated assets and liabilities		(45,552)
Net change in unrealized appreciation (depreciation)		(4,709,605)
Net Increase in Net Assets Resulting from Operations		$19,160,932

See Notes to Financial Statements

13

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations:
Net investment income	$939,446	$774,434
Net realized gain	22,931,091	1,326,748
Net change in unrealized appreciation (depreciation)	(4,709,605)	38,775,051
Net increase in net assets resulting from operations	19,160,932	40,876,233

Dividends to shareholders from:
Net investment income
Initial Class Shares	(2,678,236)	—

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	30,451,797	34,259,256
Class R1 Shares	—	2,241,883
	30,451,797	36,501,139
Transfer of shares due to conversion (a)
Initial Class Shares	—	43,797,702
Class R1 Shares	—	(43,797,702)
	—	—
Reinvestment of dividends
Initial Class Shares	2,678,236	—
Cost of shares redeemed
Initial Class Shares	(53,136,863)	(48,645,802)
Class R1 Shares	—	(1,992,136)
Redemption fees	—	2,004
	(53,136,863)	(50,635,934)
Net decrease in net assets resulting from share transactions	(20,006,830)	(14,134,795)
Total increase (decrease) in net assets	(3,524,134)	26,741,438

Net Assets:
Beginning of year	171,456,312	144,714,874
End of year (including undistributed (accumulated) net investment income (loss) of ($97,403) and $1,483,042, respectively)	$167,932,178	$171,456,312

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	2,157,722	2,850,659
Shares transferred (a)	—	3,523,548
Shares reinvested	190,622	—
Shares redeemed	(3,777,072)	(4,095,218)
Net increase (decrease)	(1,428,728)	2,278,989

Class R1 Shares:
Shares sold	—	183,963
Shares transferred (a)	—	(3,526,385)
Shares reinvested	—	—
Shares redeemed	—	(164,472)
Net decrease	—	(3,506,894)

(a)	At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value, beginning of year	$13.50	$10.40	$14.14	$11.22		$5.89
Income from investment operations:
Net investment income	0.07	0.07	0.05 (b)	0.01		0.04
Net realized and unrealized gain (loss) on investments	1.54	3.03	(3.66)	2.93		5.83
Payment by the Adviser	—	—	—	—		0.04	(c)
Total from investment operations	1.61	3.10	(3.61)	2.94		5.91
Less dividends and distributions from:
Net investment income	(0.21)	—	(0.13)	(0.07)		(0.01)
Net realized gains	—	—	—	—		(0.57)
Total dividends and distributions	(0.21)	—	(0.13)	(0.07)		(0.58)
Settlement payments from unaffiliated third parties	—	—	—	0.05	(d)	—
Redemption fees	—	— (e)	— (e)	—	(e)	—	(e)
Net asset value, end of year	$14.90	$13.50	$10.40	$14.14		$11.22
Total return (a)	12.02%	29.81%	(25.74)%	26.84	%(d)	113.17	%(c)
Ratios/Supplemental Data
Net Assets, end of year (000’s)	$167,932	$171,456	$108,286	$176,522		$166,991
Ratio of gross expenses to average net assets	1.23%	1.23%	1.26%	1.28%		1.22%
Ratio of net expenses to average net assets	1.23%	1.23%	1.26%	1.28%		1.22%
Ratio of net expenses, excluding interest expense, to average net assets	1.22%	1.23%	1.26%	1.28%		1.21%
Ratio of net investment income to average net assets	0.56%	0.55%	0.36%	0.17%		0.49%
Portfolio turnover rate	83%	93%	95%	96%		68%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	For the year ended December 31, 2009, 0.70% of the total return, representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.
(d)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares total return.
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

15

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers a single class of shares: Initial Class Shares. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

16

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrant may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at December 31, 2013 are reflected in the Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2013.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2013.

17

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 and is reflected in the Statement of Changes in Net Assets and Financial Highlights.

Prior to the closing of Class R1 Shares on April 30, 2012, income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses were allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses were charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2014, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.50% for the Fund’s average daily net assets. For the year ended December 31, 2013, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $132,579,499 and $155,165,827, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2013 was $140,963,955 and net unrealized appreciation aggregated $25,462,913 of which $36,104,088 related to appreciated securities and $10,641,175 related to depreciated securities.

At December 31, 2013, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$7,262,526
Undistributed long-term capital gains	12,818,589
Other temporary difference	(36,179)
Unrealized appreciation	25,446,274
Total	$45,491,210

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Ordinary income	$2,678,236	$—

During the year ended December 31, 2013, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $158,345, decreased accumulated net realized gain on investments by $3,546,271 and increased aggregate paid in capital by $3,387,926. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions, tax equalization, and investments in passive foreign investment companies.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

18

During the year ended December 31, 2013, the Fund utilized $21,487 of capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2012), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2013, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2013, the aggregate shareholder accounts of three insurance companies own approximately 72%, 10%, and 5% of the Initial Class Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2013, the average daily loan balance during the four day period for which a loan was outstanding amounted to $449,256 and the average interest rate was 1.36%. At December 31, 2013, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2013, the Fund had no securities lending activity.

Note 10—Recent Accounting Pronouncements—The Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01, if any, are reflected in Note 2 of the Fund’s financial statements.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.076 per share from net investment income, a distribution of $0.579 per share from short-term capital gains and a distribution of $1.156 per share from long-term capital gains were declared and paid on January 31, 2014 to shareholders of record of the Initial Class Shares as of January 30, 2014 with a reinvestment date of January 31, 2014.

19

VAN ECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Emerging Markets Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Emerging Markets Fund (one of the series constituting Van Eck VIP Trust) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2014

20

TAX INFORMATION

(unaudited)

For the 2013 fiscal year, 1.48% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2013 by the Fund was as shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$430,986	$3,020,387
21

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held with Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees:

Jon Lukomnik 57 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	13	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 56 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	13	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 66 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	13	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 60 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	66	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 54 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	66	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 68 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	13	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
22

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Officers:

Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC (Since 2008); Manager (Portfolio Administration) of the VEAC (September 2005-October 2008); Officer of other investment companies advised by VEAC.

Charles T. Cameron, 53	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for VEAC; Officer of other investment companies advised by VEAC.

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of VEAC (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by VEAC.

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 58	Vice President	Since 1998	Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC.

Laura I. Martínez, 33	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by VEAC.

Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEAC (Since December 2005); Director of the Adviser and VESC (since October 2010); Chief Compliance Officer of the Adviser and VEAC (March 2013-September 2013); Officer of other investment companies advised by VEAC.

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (Since 2006); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 58	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEAC (Since 1997); Director of the Adviser, VESC and VEAC (Since October 2010); Officer of other investment companies advised by VEAC.

Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

Jan F. van Eck, 50	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of VEAC (Since July 1993); Executive Vice President of VEAC (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of the Adviser; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by VEAC.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
23

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VIPEMAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the Registrant with fiscal years ended December
     31, 2013 and December 31, 2012, were $110,700 and $108,000, respectively.

(b)  Audit-Related Fees. Ernst & Young billed audit-related fees of $5,000 and
     $0 for the fiscal years ended December 31, 2013 and December 31, 2012, respectively.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2013 and December 31, 2012, were $16,400 and $16,400, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Eck VIP Trust-Van Eck VIP Emerging Markets Fund

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 7, 2014
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 7, 2014
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 7, 2014
     ----------------